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                                                                      EXHIBIT 10

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
American Fidelity Assurance Company:

We consent to the use of our reports included herein and the reference to our name under the heading "Experts" in the Statement of Additional Information.


                                                                        KMPG LLP


Oklahoma City, Oklahoma
April 30, 1999